UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2005
VIRAGE LOGIC CORPORATION
(Exact name of registrant as specified in its charter)
000-31089
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0416232 (I.R.S. Employer Identification No.)
47100 Bayside Parkway
Fremont, California 94538
(Address of principal executive offices, with zip code)
(510) 360-8000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     The Company’s co-founders, Adam Kablanian, President and Chief Executive Officer, and Alexander Shubat, Vice President of Research and Development and Chief Technology Officer, have adopted new stock trading plans under Securities and Exchange Commission (SEC) Rule 10b5-1. Both plans are in effect for a one-year period ending on December 11, 2006 and are subject to predetermined price and volume limits. Sales transactions are also subject to the restrictions and filing requirements mandated by SEC Rule 144.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAGE LOGIC CORPORATION
Date: January 18, 2006	By:	/s/ Adam Kablanian
Adam Kablanian
Chief Executive Officer